SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             Anaren Microwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             Anaren Microwave, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules  0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item  22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which trans-action applies:

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     3) Per unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).

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     4) Proposed maximum aggregate value of trans-action:

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[ ]  Check box if any part of the fee is offset as  provided  by  Exchange
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

                             ANAREN MICROWAVE, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 19, 1996

                              -------------------


To the Holders of the Common Stock
  of Anaren Microwave, Inc.:

     PLEASE TAKE NOTICE, that the Annual Meeting of Stockholders of Anaren Microwave, Inc. (the "Company") will be held on November 19, 1996 at 11:00 a.m. Eastern Standard Time at the Syracuse Marriott, 6302 Carrier Parkway, East Syracuse, New York 13057, for the following purposes:

     (1) To elect six directors, for the term of one year and until their successors have been elected and qualified; and

     (2) To transact such other business as may be properly brought before the Meeting.

     Stockholders of record as of the close of business on October 1, 1996 will be entitled to notice of and to vote at the Meeting.

     Enclosed is the annual report for the fiscal year ended June 30, 1996, along with a proxy statement and proxy. Stockholders who do not expect to attend the Meeting are requested to sign and return the proxy in the enclosed envelope.


                                             By Order of the Board of Directors


                                             David M. Ferrara
                                             Secretary

Dated: October 11, 1996
East Syracuse, New York

                             ANAREN MICROWAVE, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                              --------------------

     This Proxy Statement is being mailed on or about October 11, 1996, to the stockholders of Anaren Microwave, Inc. ("Anaren" or the "Company") entitled to receive the accompanying Notice of Annual Meeting of Stockholders and is provided, by order of its Board of Directors, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on November 19, 1996 at 11:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the Notice.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) by filing written notice of such revocation with the Secretary of the Meeting. The proposals will be presented by the Board of Directors of the Company. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for director named herein.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At the close of business on October 1, 1996, the record date stated in the accompanying Notice, the Company had outstanding 4,103,842 shares of common stock, $.01 par value (the "Common Stock"), each of which share is entitled to one vote with respect to each matter to be voted on at the Meeting. A majority of the issued and outstanding shares of Common Stock present in person or by proxy, a total of 2,051,922 shares, will be required to constitute a quorum for the transaction of business at the Meeting. The Company has no class or series of voting stock outstanding other than the Common Stock.

     Abstentions and broker non-votes (as hereinafter defined) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, as of October 1, 1996 (except as otherwise indicated):

                                               Numbers of Shares
Name and Address                                of Common Stock         Percent
of Beneficial Owner                          Beneficially Owned(1)      of Class
-------------------                          ---------------------      --------
Global Securities, Inc. ..................         1,307,800             30.19%
P.O. Box 560
Sudbury, MA 01776

Carl W. Gerst, Jr. .......................           360,356(2)           8.32
c/o Anaren Microwave, Inc.
6635 Kirkville Road
East Syracuse, NY 13057

Dimensional Fund .........................           250,200(3)           5.78
  Advisors Inc.
1299 Ocean Avenue
Santa Monica, CA 90401

BankAmerica Corporation ..................           296,250(4)           6.84
555 California Street
San Francisco, CA 94104

---------------
(1) Except as otherwise indicated, as of October 1, 1996 all of such shares are owned with sole voting and investment power.

(2) Includes 44,756 shares held in trust for, or owned by, Mr. Gerst's family and relatives and includes 75,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 250,200 shares of the Company's Common Stock, as of June 30, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company (the "Fund"), or in series of The DFA Investment Trust Company, a Delaware business trust (the "Trust"), or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional has reported to the Company that it has sole dispositive power with respect to all 250,200 shares and sole voting power with respect to 143,000 of such shares and Dimensional does not share voting power or dispositive power with respect to any of the shares and Dimensional disclaims beneficial ownership of all such shares. Persons who are officers of Dimensional also serve as officers of the Fund and the Trust, each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 69,400 additional shares which are owned by the Fund and 37,800 shares which are owned by the Trust (both included in sole dispositive power).

(4) BankAmerica Corporation, a registered bank holding company ("BAC"), is deemed to have beneficial ownership of 296,250 shares of Common Stock, as of June 30, 1996, which includes 77,300 shares beneficially owned by BofA Capital Management, Inc. ("BCM"), an investment advisor registered under the Investment Advisors Act of 1940, 216,650 shares beneficially owned by Bank of America NT&SA ("BANTSA"), a national banking association organized under the laws of the United States, and 2,300 shares beneficially owned by Bank of America NW, National Association ("BofA NW"), a national banking association organized under the laws of the United States. BANTSA and BofA NW are wholly-owned subsidiaries of BAC. BCM is a direct, wholly-owned subsidiary of BANTSA. All shares of Common Stock are held indirectly by BAC through the above subsidiaries. BANTSA, BCM and BofA NW have sole voting power over respectively, 214,350, 77,300 and 2,300 shares of Common Stock. Investment power over 255,850 of these shares is shared with BAC and its subsidiaries and investment power with regard to 40,400 shares is shared with a third party.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of October 1, 1996, with respect to the beneficial ownership of the Company's Common Stock by (i) each director and nominee for director who own beneficially any shares of Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" below, and (iii) all directors and executive officers of the Company as a group:

                                              Number of Shares
Name of                                        of Common Stock          Percent
Beneficial Owner                            Beneficially Owned(1)      of Class
----------------                            ---------------------      --------
Hugh A. Hair ............................           208,800(2)           4.82%
Carl W. Gerst, Jr. ......................           360,356(3)           8.32
William J. Mackay .......................            29,000(4)             *
Abraham Manber ..........................               916                *
Lawrence A. Sala ........................            28,200(5)             *
Dale F. Eck .............................              -0-                -0-
Herbert I. Corkin .......................             7,500(6)             *
Gert R. Thygesen ........................            31,000(7)             *
Joseph E. Porcello ......................            21,490(8)             *
All Directors and Officers
  as a Group (9 persons) ................           687,262(9)          15.87%

----------------
 *   Indicates less than 1%

(1) Except as otherwise indicated, as of October 1, 1996, all of such shares are owned with sole voting and investment power.

(2) Includes 75,000 shares which Mr. Hair has the right to acquire within 60 days pursuant to outstanding stock options, but does not include 2,700 shares owned by Mr. Hair's relatives.

(3) Includes 44,756 shares held in trust for, or owned by, Mr. Gerst's family and relatives and includes 75,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(4)  Includes 29,000 shares owned by Mr. Mackay jointly with his wife.

(5) Includes 28,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options.

(6) Does not include 1,307,800 shares owned by Global Securities, Inc. ("Global"), as to which Mr. Corkin, the owner of 24% of the capital stock of Global, disclaims beneficial ownership.

(7) Includes 31,000 shares which Mr. Thygesen has the right to acquire within 60 days pursuant to outstanding stock options.

(8) Includes 18,500 shares which Mr. Porcello has the right to acquire within 60 days pursuant to outstanding stock options.

(9) Includes 227,500 shares which all directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

                              ELECTION OF DIRECTORS

     Six directors are to be elected for the ensuing year and until their successors are elected and qualified. The shares represented by the enclosed proxy will be voted for the nominees for directors set forth herein who shall constitute the entire Board of Directors. The Board of Directors has nominated fewer nominees than the number of directors fixed by the Company's Board of Directors pursuant to the By-laws, which provide for seven directors, pending identification of a director candidate suitable to the Board of Directors who is willing to serve as a director of the Company. The enclosed proxy cannot be voted for a greater number of persons than the number of nominees identified. Following identification of a suitable candidate who is willing to serve as a director, it is anticipated that the vacancy on the Board of Directors will be filled by the Board of Directors for a term of office expiring at the time of the 1997 Annual Meeting of Stockholders or at the time such director's successor is elected and has qualified.

     If any nominee for director should be unavailable to serve, it is intended that the persons named in the accompanying form of proxy will vote the shares represented by such proxy for another person duly nominated by the Board of Directors in such nominee's stead or if no other person is so nominated, to vote such shares only for the remaining nominees. All nominees for director set forth herein have consented to serve, and the Company's Board of Directors believes they will serve, as directors.

Certain Information Concerning Nominees for Directors

     Set forth below is certain information concerning the nominees for election as directors. The information has been furnished to the Company by such persons:

Name, Age, Nature of
Positions and Offices Held      Year First      Principal Occupation, Experience
with the Company              Became Director       and Other Directorships
----------------              ---------------       -----------------------

Hugh A. Hair, 61 ...........        1968      Mr. Hair has been actively engaged
Chief Executive Officer,                        President   in   the   Company's
Chairman of the Board                           business   since   its   of  the
                                                founding   in  1967.   Mr.  Hair
                                                served    asCompany   from   its
                                                founding  until May 1995 and has
                                                served   as   Chief    Executive
                                                Officer  and   Chairman  of  the
                                                Board  for  more  than  the past
                                                five years.

Carl W. Gerst, Jr., 59 .....        1968      Mr.  Gerst   has   been   actively
Chief Technical Officer,                        engaged    in   the    Company's
Treasurer, Vice Chairman                        business  since its  founding in
of the Board                                    1967.   Mr.   Gerst   served  as
                                                Executive  Vice  President  from
                                                the Company's founding until May
                                                1995   when  he   became   Chief
                                                Technical   Officer   and   Vice
                                                Chairman of the Board. Mr. Gerst
                                                has  also  served  as  Treasurer
                                                since May, 1992.

Lawrence A. Sala, 33 .......        1995      Mr. Sala has been President of the
President and Director                          Company since May 1995. Mr. Sala
                                                has held various engineering and
                                                management  positions  with  the
                                                Company  since 1984 and was most
                                                recently,   Vice   President  of
                                                Marketing.

Abraham  Manber,  67 .......        1971      Mr. Manber was President of Amtech
Director                                        Patent Licensing Corp. from 1979
                                                until  his  retirement  in March
                                                1993.

Herbert I. Corkin, 74 ......        1989      Mr. Corkin  has been  Chairman  of
Director the Board of The Entwistle Company, a defense contractor, since 1954. Mr. Corkin also served as the President of The Entwistle Company from 1954 through December 1993 and has served as its Chief Executive Officer since December 1993.

Dale F. Eck, 53 ............        1995      Mr. Eck has been Vice President of
Director                                        Finance,    Treasurer    and   a
                                                Director   of   The   Entwhistle
                                                Company since 1978.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth certain information with respect to compensation, received in all capacities in which they served, for each of the last three fiscal years ended July 2, 1994, July 1, 1995 and June 30, 1996 of the Company's Chief Executive Officer and each of the four other most highly-compensated officers during the most recent fiscal year:

                           Summary Compensation Table

                                                                                            LongTerm
                                                                                          Compensation
                                                                                   ---------------------------
                                                                    Annual          Securities
                                                                 Compensation       Underlying     All Other
                                                                    Salary         Options<F6>  Compensation<F7>
           Name and Principal Position                 Year           ($)              (#)            ($)
            -------------------------                  ----      ------------      ----------   --------------
Hugh A. Hair, ....................................     1996          $225,000              0        $11,991
Chief Executive Officer                                1995           225,000              0         10,521
and Chairman of the Board<F1>                         1994           225,000              0          9,874

Carl W. Gerst, Jr., ..............................     1996           225,000              0          9,086
Chief Technical Officer, Vice Chairman                 1995           225,000              0          8,363
and Treasurer<F2>                                      1994           225,000              0          8,313

Lawrence A. Sala, ................................     1996           128,084          5,000          2,233
President<F3>                                          1995            88,195         40,000          1,323

Gert R. Thygesen, ................................     1996           115,570              0          2,006
Vice President of Operations<F4>                       1995           112,736         30,000          1,691

Joseph E. Porcello, ..............................     1996            83,885              0          1,258
Vice President of Finance<F5>                          1995            76,752         20,000          1,151

-----------------
<F1>   Mr. Hair also served as the Company's President until May 1995.

<F2>   Mr. Gerst served as the Company's Executive Vice President until May 1995 when he was elected to the position which he currently holds, Chief Technical Officer.

<F3>   Mr. Sala served as the Company's  Vice  President of Marketing  until May
       1995 when he was elected President. Mr. Sala's current annual salary is $135,000.

<F4>   Mr.  Thygesen served as one of the Company's  Program  Managers from 1990 through 1992 and as the Company's Operations Manager from 1992 until May 1995 when he was elected to the position which he currently holds, Vice President of Operations.

<F5>   Mr.  Porcello  served as the Company's  Director of Finance from prior to
       1990 until May 1995 when he was elected to the position which he currently holds, Vice President of Finance.

<F6>   The table  reflects  the number of shares  which are subject to incentive stock options granted to Messrs. Sala, Thygesen and Porcello pursuant to the Company's Incentive Stock Option Plan.

<F7>  All Other Compensation  consists of contributions to the Company's 401(k)
       Salary Savings Plan and, with respect to Messrs. Hair and Gerst, reimbursement for premiums on life insurance policies owned by executive officers.


Fiscal Year Option Grants

     The following table sets forth certain information regarding options granted by the Company during the last fiscal year to the individuals named in the above compensation table, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options:

                        Option Grants In Last Fiscal Year

                                               Individual Grants
                               ---------------------------------------------------
                                               Percent
                                              of Total                              Potential Realizable Value
                                Number of      Options                                at Assumed Annual Rates
                               Securities    Granted to                             of Stock Price Appreciation
                               Underlying     Employees    Exercise or                   for Option Term<F1>
                                 Options       Fiscal      Base Price   Expiration  ---------------------------
        Name                     Granted        Year         ($/sh)        Date         5%($)        10%($)
        -----                   ---------    ----------    ----------    ---------     -------       -------
Hugh A. Hair ................         0           0%          $   0           N/A      $     0       $     0
Carl W. Gerst, Jr. ..........         0           0               0           N/A            0             0
Lawrence A. Sala ............     5,000           8            7.50      12/06/05       23,584        59,765
Gert R. Thygesen ............         0           0               0           N/A            0             0
Joseph E. Porcello ..........         0           0               0           N/A            0             0

---------------

<F1>   Amounts  represent  hypothetical  gains  that could be  achieved  for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options are granted to their expiration date.

Outstanding Unexercised Option Values


     The following table sets forth certain information with respect to unexercised options held by the named executive officers at fiscal year-end:<F1>

                          Fiscal Year End Option Values

                                           Number of Securities Underlying              Value of In-the-Money
                                         Unexercised Options at June 30, 1996        Options At June 30, 1996<F2>
                                            -------------------------------         ----------------------------
      Name                                  Exercisable       Unexercisable         Exercisable    Unexercisable
      -----                                 ----------        ------------          ----------     ------------
Hugh A. Hair ..........................       75,000                -0-               $226,875           -0-
Carl W. Gerst, Jr. ....................       75,000                -0-                226,875           -0-
Lawrence A. Sala ......................       28,000              37,000                98,375         76,000
Gert R. Thygesen ......................       31,000              24,000                96,125         57,000
Joseph E. Porcello ....................       18,500              16,000                49,125         38,000

------------------

<F1>   No executive  officer  exercised any options  during the  Company's  last fiscal year.

<F2>   Amount represents the difference  between the aggregate exercise price of the options and a $6.75 market price of the underlying common stock on June 30, 1996.

Pension Plan

     The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 23 who have completed one year of service and who are not covered by any other retirement plan sponsored by a recognized bargaining unit. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $149,896 for fiscal 1996.

     The table below illustrates the estimated aggregate annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") limits on compensation and benefits after 15, 20, 25, 30 and 35 credited years of service; for illustration purposes, the table assumes all years of service under the current Pension Plan formula:

                               Pension Plan Table

       Final
  Average Annual                                          Estimated Annual Pension Payable
   Compensation                                          Based on Years of Service Indicated
  ---------------                   ---------------------------------------------------------------------------
                                    15 Years          20 Years        25 Years        30 Years         35 Years
                                    --------          --------        --------        --------         --------
   $100,000 .....................   $11,250           $15,000          $18,750         $22,600         $26,250
    125,000 .....................    14,063            18,750           23,438          28,125          32,813
    150,000 .....................    16,875            22,500           28,125          33,750          39,375
    175,000 .....................    16,875            22,500           28,125          33,750          39,375
    200,000 .....................    16,875            22,500           28,125          33,750          39,375
    225,000 .....................    16,875            22,500           28,125          33,750          39,375
    250,000 .....................    16,875            22,500           28,125          33,750          39,375
    275,000 .....................    16,875            22,500           28,125          33,750          39,375

     Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement is entitled to a Normal Retirement Benefit (as defined under the Pension Plan). The compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table above. The Normal Retirement Benefit is the aggregate of:

     A. 0.60% of average of highest five consecutive year's compensation from date of employment to June 30, 1992 multiplied by Benefit Service (as defined under the Pension Plan) to June 30, 1992; plus

     B.   0.75% of compensation for each year of Benefit Service thereafter;

     but not less than the accrued benefit under the prior plan at June 30, 1992.

     Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

     Under ERISA, the maximum annual benefit payable at age 65 is $120,000. The maximum compensation that could be considered for all participants, including the Company's executive officers, Messrs. Hair, Gerst, Sala, Thygesen and Porcello is $150,000 for 1996. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

     The credited years of service as of June 30, 1996 under the Pension Plan for each of Messrs. Hair and Gerst are 24, and for Messrs. Sala, Thygesen and Porcello are 11, 15 and 19 respectively.

Change-in-Control Arrangements

     The Company has maintained since November, 1988, a plan for severance compensation to employees after a hostile takeover (the "Severance Plan"). The
Severance Plan defines a hostile takeover to include, among others, the following events, if not approved by two-thirds of the members of the Board of

Directors in office immediately prior to any such event: (1) the election of directors not nominated by the Board of Directors; or (2) a business combination, such as a merger. All full-time employees who had completed at least two years of continuous employment with the Company on the effective date of the Severance Plan became participants therein. After the effective date, nonparticipating full-time employees become participants as they complete two years of continuous full-time employment with the Company. A severance benefit is payable under the plan if a participant's employment with the Company terminates, voluntarily or involuntarily, within two years after a hostile takeover for reasons such as reduction in compensation, discontinuance of employee benefit plans without replacement with substantially similar plans, change in duties or status, certain changes in job location and involuntary termination of employment for reasons other than just cause. For participants who have completed two but less than five years, the benefit is equal to the employee's annual compensation during the year immediately preceding the termination of employment. For employees who have completed five or more years of continuous full-time employment, the benefit is equal to two and nine-tenths times the employee's annual compensation during the 12 months ending on the date of termination of employment, but may not exceed 2.99 times average annual compensation during the preceding five years. Annual compensation is defined for purposes of the Severance Plan as the amount of an employee's wages, salary, bonuses and other incentive compensation. Benefits are payable in lump sum not less than ten days after termination of employment.

     To date, the Company is not aware of any event which would trigger the provisions of the Severance Plan.

Compensation of Directors

     The Company currently pays each director who is not an operating officer of the Company $7,500 per year and reimburses each such director for the reasonable expenses incurred in attending meetings of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended June 30, 1996, the Company's Compensation Committee consisted of Herbert I. Corkin, Dale F. Eck, William J. Mackay and Abraham Manber. William J. Mackay, who has served as a member of the Compensation Committee of the Board of Directors, has also acted as the Company's Secretary through February 29, 1996.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee (the "Committee") of the Board of Directors consists of four outside directors who are not executive officers of the Company. The Committee reviews and determines executive compensation for the Company's five executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance and creation of shareholder value. Historically, this has been achieved through compensation programs which focus on both short- and long-term results.

     In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary and stock option grants. Option grants had been made pursuant to the Company's former Incentive Stock Option Plan which expired pursuant to its terms in October 1991, and may be made in the future pursuant to the Incentive Stock Option Plan which was adopted by the Board of Directors on May 15, 1995 and approved by the Stockholders of the Company at the 1995 Annual Meeting of Stockholders held on December 6, 1995.

     Salaries for executive officers are based on current individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends within the electronics industry, the compensation data from the American Electronics Association Compensation Survey is made available to the Committee. The salary trend data used represents companies with similar sales volume within the electronics industry, and the Company's executive officer salary ranges are positioned between the median and the high end of the survey data.

     The Company's Chief Executive Officer and Chief Technical Officer have not received increases in compensation since 1990 and at the end of fiscal 1992, they voluntarily reduced their base salaries by ten percent. This action was taken as a result of corporate performance which was adversely impacted by declining defense budgets, industry wide consolidation, defense industry procurement delays and the depressed economy. As a consequence of these conditions, the Committee does not anticipate making any changes in the compensation levels of such executive officers until such time as the Company's results of operations significantly improve.

     The Company's President, Vice President of Operations and Vice President of Finance, who were elected to their respective offices by the Board of Directors in May 1995, received increases in compensation in fiscal year 1996 in recognition of their additional responsibilities and respective contributions to the Company's recent growth in the wireless communications market as well as in the radar and satellite communications markets.

                              -------------------

     Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 as it does not anticipate its executive compensation to reach such levels in the foreseeable future. Nevertheless, the Company is studying the implications of
Section 162 on its compensation programs. In making compensation decisions, the Company will consider the net cost of compensation to it and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162. The Company recognizes that deductibility of compensation payments must be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of its stockholders.

     The members of the Compensation Committee:

            Abraham Manber                     Herbert I. Corkin
            Dale F. Eck                        William J. Mackay

Performance Graph

     The following performance graph compares the total stockholder return of the Company's Common Stock to The NASDAQ Stock Market-US Index and the NASDAQ Electronics Components Index. The graph assumes that $100 was invested in the Company's Common Stock and each Index on June 30, 1991 and that all dividends were reinvested.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 AMONG ANAREN, THE NASDAQ STOCK MARKET-US INDEX
                   AND THE NASDAQ ELECTRONICS COMPONENTS INDEX

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                                      1991       1992         1993       1994      1995       1996
                                      ----       ----         ----       ----      ----       ----
Anaren Microwave, Inc. ............  100.00       52.0         62.0       80.0     200.0      216.0
NASDAQ Electronic Components ......  100.00      122.0        210.0      231.0     476.0      504.0
NASDAQ Stock Market-US ............  100.00      120.0        151.0      153.0     204.0      261.0

     Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report of the Compensation Committee shall not be deemed incorporated by reference into any such filings.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon the Company's review of copies of reports received by the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, and the written representations of its incumbent directors and officers and beneficial owners of more than 10% of the Company's Common Stock, the Company believes that, for the fiscal year ended June 30, 1996, its officers, directors and the beneficial owners of more than 10% of the Common Stock complied with the filing requirements under Section 16(a) of the Securities Exchange Act of 1934 except that, due to the illness of William J. Mackay, a member of the Board of Directors, sales of 33,600 shares of the Company's Common Stock owned by him and effected on Mr. Mackay's behalf in fifteen separate sale transactions were not timely reported by his representatives; upon learning of the reporting obligation the failure was rectified and the transactions reported.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     During the fiscal year ended June 30, 1996, KPMG Peat Marwick, the Company's independent accountant, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Board also retained KPMG Peat Marwick to provide assistance in the preparation of federal income and state franchise tax returns.

     The independent certified public accountants selected by management to audit the Company's books and records for the current fiscal year is the firm of KPMG Peat Marwick, 113 South Salina Street, Syracuse, New York, which firm has been the Company's principal accountants for the past 25 years. It is anticipated that a representative of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement and to answer questions of stockholders.

                          BOARD MEETINGS AND COMMITTEES

     During the Company's last fiscal year, the Board of Directors of the Company held 4 meetings and took action by unanimous written consent on 1 occasion. No current director attended fewer than 75% of the aggregate number of meetings other than William J. Mackay, who attended fewer than 75% of the meetings due to illness.

     The Company's Board of Directors has a Compensation Committee, which is made up of Board members Abraham Manber, William J. Mackay, Herbert I. Corkin and Dale F. Eck. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended June 30, 1996, the Compensation Committee held 1 meeting.

     The Company's Audit Committee consists of Abraham Manber and William J. Mackay. The Audit Committee did not meet during the last fiscal year. The function of the Audit Committee is to review the Company's annual audit with the Company's independent accountant. The Company has not appointed a nominating committee of the Board of Directors.

                                  MISCELLANEOUS

Other Matters

     As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the Meeting other than that described herein. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

     The entire expense of preparing, assembling and mailing the proxy statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangement may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to insure sufficient representation, officers and regular employees of the Company may request, without additional compensation, therefor, the return of proxies personally by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received and stockholders are urged to send their proxies without delay.

                              STOCKHOLDER PROPOSALS

     In order for a stockholder proposal to be considered for inclusion in the Company's Proxy Statement relating to the 1997 Annual Meeting of Stockholders such proposal must be received by the Company by June 11, 1997.



                                                     David M. Ferrara
                                                     Secretary

Date:  October 11, 1996
Syracuse, New York

                                                                         ANNEX 1

PROXY                         ANAREN MICROWAVE, INC.                       PROXY
                               6635 Kirkville Road
                          East Syracuse, New York 13057
                               THIS IS YOUR PROXY

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                  BOARD OF DIRECTORS OF ANAREN MICROWAVE, INC.

     The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Stockholders of Anaren Microwave, Inc. (the "Company") to be held at the Syracuse Marriott, 6302 Carrier Parkway, East Syracuse, New York on Tuesday, November 19, 1996 at 11:00 A.M., local time and of the Proxy Statement in connection therewith and (2) appoints Hugh A. Hair and Lawrence A. Sala and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, $.01 par value, of Anaren Microwave, Inc. held of record by the undersigned on October 1, 1996 at the Annual Meeting of Stockholders, or any adjournment thereof. If any nominee for director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors. The undersigned directs that this Proxy be voted as follows:


PROPOSAL 1: ELECTION OF DIRECTORS       FOR all nominees listed below      [ ]      WITHHOLD AUTHORITY to vote for all  [ ]
                                        (except as marked to the contrary).         nominees listed below.

Nominees: Hugh A. Hair, Carl W. Gerst, Jr., Abraham Manber, Lawrence A. Sala, Herbert I. Corkin and Dale F. Eck

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the above list.)

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                          (Continued and to be dated and signed on the reverse.)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

IMPORTANT. Please sign exactly as name appears on this card. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title.

                                  SIGNATURES:

                                  Dated:________________________________, 1996

                                  ____________________________________________
                                  Signature

                                  ____________________________________________
                                  Please Print Name Here

                                  ____________________________________________
                                  Signature

                                  ____________________________________________
                                  Please Print Name Here

                                  PLEASE MARK,  SIGN, DATE AND RETURN THIS PROXY
                                  PROMPTLY  USING  THE  ENCLOSED  ENVELOPE.   NO
                                  POSTAGE IS REQUIRED.